SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                        _________________

                            FORM 8-K
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                          Current Report
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 18, 1999
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                        ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                               Delaware
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            (State or other jurisdiction of incorporation)



            1-1196                                  23-0371610
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    (Commission File Number)                      (IRS Employer
                                                Identification No.)


  515 South Flower Street, Los Angeles, California      90071
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      (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Press Release, dated January 18, 1999, announcing Gayle E.
Wilson has been elected to ARCO's Board of Directors.


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
                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATLANTIC RICHFIELD COMPANY

                                   /s/ ALLAN L. COMSTOCK
                                  ________________________________
                                  Allan L. Comstock
                                  Vice President and Controller

Dated:  January 20, 1999

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